UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

PureCycle Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40234	86-2293091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 North Orange Avenue, Suite 106
Orlando, Florida		32801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 877 648-3565

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCT	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock, $0.001 par value per share, at an exercise price of $11.50 per share	PCTTW	The Nasdaq Stock Market LLC
Units, each consisting of one share of common stock, $0.001 par value per share, and three quarters of one warrant	PCTTU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

PureCycle Technologies, Inc.’s (“Company”) held its Annual Meeting of Shareholders on Thursday, May 8, 2025, during which the following matters were submitted to a vote of the shareholders, with the voting results listed below. The proposals related to each matter are described in detail in the Company’s definitive proxy statement for the annual meeting, which was filed with the U.S. Securities and Exchange Commission on March 28, 2025 (the “Proxy Statement”).

Proposal 1 – Elect the eight directors recommended by the Company’s Nominating and Corporate Governance Committee, approved by the Company’s Board of Directors, and named in the Proxy Statement:

Name of Nominee	Votes For	Votes Against	Abstain	Broker Non Vote
Steven Bouck	81,753,623	1,028,418	57,784	32,465,391
Tanya Burnell	79,850,835	2,475,993	512,997	32,465,391
Daniel Coombs	77,981,717	4,810,425	47,683	32,465,391
Jeffrey Fieler	78,794,505	3,885,162	160,158	32,465,391
Daniel Gibson	80,423,394	2,350,897	65,534	32,465,391
Allen Jacoby	77,657,242	5,023,948	158,635	32,465,391
Fernando Musa	79,705,822	2,619,135	514,868	32,465,391
Dustin Olson	81,613,334	1,064,652	161,839	32,465,391

Proposal 2 – Ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstain	Broker Non Vote
114,450,114	694,328	160,774	0

Proposal 3 – Approve, on an advisory basis, the Company’s named executive officer compensation.

Votes For	Votes Against	Abstain	Broker Non Vote
81,111,280	1,478,674	249,871	32,465,391

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Set forth below is a list of Exhibits included as part of this Current Report.

Exhibit Number	Description of Exhibit
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PureCycle Technologies, Inc.

Date:	May 12, 2025	By:	/s/ Brad Kalter
Brad Kalter, General Counsel & Corporate Secretary